UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 25, 2025

BMO 2025-5C11 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002061936)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

KeyBank National Association

(Central Index Key number: 0001089877)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-08	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2025 (the “Closing Date”), BMO 2025-5C11 Mortgage Trust (the “Issuing Entity”) issued the BMO 2025-5C11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C11, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2025 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator and as trustee. The Pooling and Servicing Agreement was attached as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on June 30, 2025 under Commission File No. 333-280224-08. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Shaw Park Plaza Whole Loan”) relating to the Mortgage Loan (the “Shaw Park Plaza Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Shaw Park Plaza was required to be serviced and administered pursuant to the Pooling and Servicing Agreement.

On September 25, 2025, the Servicing Shift Lead Note with respect to the Shaw Park Plaza Whole Loan was contributed to the commercial mortgage securitization transaction (the “BBCMS 2025-5C37 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2025-5C37, Commercial Mortgage Pass-Through Certificates, Series 2025-5C37 (the “BBCMS 2025-5C37 Certificates”). Upon the issuance of the BBCMS 2025-5C37 Certificates, the servicing and administration of the Shaw Park Plaza Whole Loan are required to be transferred from the Pooling and Servicing Agreement to the pooling and servicing agreement governing the issuance of the BBCMS 2025-5C37 Certificates, dated as of September 1, 2025 (the “BBCMS 2025-5C37 Pooling and Servicing Agreement”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2025-5C37 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2025-5C37 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BBCMS 2025-5C37 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2025-5C37 Pooling and Servicing Agreement applicable to the servicing of the Shaw Park Plaza Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on June 18, 2025 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-08, but will differ in certain respects as described below and, treating the BBCMS 2025-5C37 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Shaw Park Plaza Whole Loan becoming a specially serviced loan under the BBCMS 2025-5C37 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Shaw Park Plaza accruing at a rate equal to the greater of a per annum rate of 0.25% and the per annum rate that would result in a special servicing fee for the related month of $5,000.

•	In connection with a workout of the Shaw Park Plaza Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) received on the corrected Shaw Park Plaza Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 in the aggregate for the Shaw Park Plaza Whole Loan

•	The related Outside Special Servicer will be entitled to a liquidation fee at the rate of 1.00% of the related payments or proceeds received in connection with the liquidation of the Shaw Park Plaza Whole Loan or related REO Property; provided that if such rate would result in an aggregate liquidation fee less than $25,000, then the liquidation fee rate will be equal to the lesser of (i) 3.00% and (ii) such lower rate as would result in an aggregate liquidation fee equal to $25,000.

•	The Mortgaged Property relating to the Shaw Park Plaza Whole Loan will be subject to inspection (A) at least once every 12 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2025-5C37 Securitization is $4,000,000 or more and (b) at least once every 24 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2025-5C37 Securitization is less than $4,000,000, in each case commencing in the calendar year 2026 (and each mortgaged property is required to be inspected on or prior to December 31, 2026), in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BBCMS 2025-5C37 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2025-5C11 – Form 8-K